SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 16, 2002


                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                    001-11001                  06-0619596
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                                3 High Ridge Park
                                 Stamford, Connecticut                06905
                       (Address of Principal Executive Offices)     (Zip Code)
                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code


                           No Change Since Last Report
                        ------------------------------------
         (Former name or former address, if changed since last report)

Item     5. Other Events.

         Citizens Communications Company announced on May 16, 2002 that it intends to make a cash tender offer for all of the outstanding publicly held Class A common shares of Electric Lightwave, Inc. that are not owned by Citizens or its subsidiaries at an offering price of 70 cents per share. Citizens expects to commence the tender offer on May 20, 2002. The tender offer is scheduled to expire on June 17, 2002.

Item     7. Financial Statements, Exhibits

         (c) Exhibits

         1.1 Press Release of Citizens Communications Company released May 16, 2002, announcing Citizens intent to acquire all of the outstanding publicly held Class A common shares of Electric Lightwave, Inc. that are not presently owned by Citizens or its subsidiaries.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CITIZENS COMMUNICATIONS COMPANY

Date: May 16, 2002               By: /s/ Donald B. Armour
                                    --------------------------------------------
                                 Name:   Donald B. Armour
                                 Title:  Vice President Finance and Treasurer